DELAWARE(SM)
INVESTMENTS
------------

Delaware Technology and Innovation Fund

Growth of Capital

2001 SEMI-ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders                  1

Portfolio Management
Review                                  3

Performance Summary                     6

Financial Statements

  Statement of Net Assets               7

  Statement of Operations               8

  Statements of Changes in
  Net Assets                            9

  Financial Highlights                 10

  Notes to Financial
  Statements                           12

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors to manage approximately $43 billion in assets as of December 31, 2000.



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C) Delaware Distributors, L.P.

Dear Shareholder


"AS WE LOOK AHEAD TO 2001 AND BEYOND, WE ARE OPTIMISTIC FOR CONTINUED GROWTH IN THE TECHNOLOGY SECTOR."


February 5, 2001

Recap of Events -- U.S. stocks gave up significant ground during the six months ended December 31, 2000, as investors worried about future corporate profitability amid a sharper-than-expected slowdown in the U.S. economy. Several bouts of heavy selling, especially in the technology sector, led stock market indexes lower. From July 1, 2000 through December 31, 2000, the S&P 500 Index declined 8.71%. The technology-driven Nasdaq Composite Index fell a staggering 37.71% for the six-month period.

Historically, the final months of the year show a tendency to bring market recoveries when stocks endure losses in September and October. In 2000, however, late autumn produced no relief from volatility. In fact, weak stock performance in November 2000 factored heavily into the six-month results in this report. November profit warnings by a growing number of U.S. companies likely contributed to more aggressive selling by investors, as did uncertainty over the outcome of the U.S. Presidential election. As a result, the S&P 500 Index fell 7.88% in November alone. The Nasdaq Composite sank 22.90% for the month -- its second-worst monthly return in three decades.

Delaware Technology and Innovation Fund provided a disappointing absolute return of -38.25% for the six months ended December 31, 2000 (Class A shares at net asset value with distributions reinvested). Our results were consistent with those of other funds that invest a large portion of their assets in technology and related industries. The Lipper Science and Technology Funds Average returned -37.24% for the six-month period.

We attribute Delaware Technology and Innovation Fund's lackluster results to the challenges of the market environment during the period. Stocks of wireless handset, semiconductor and wire line telecommunications equipment companies underwent sizable corrections during the fall. November 2000 was particularly difficult for your Fund. For the month, the Fund posted a 36% loss. Unfortunately, your Fund was unable to recoup many of those losses over the year's final month, as a slowing economy and deteriorating investor confidence in the technology sector continued to provide a challenging backdrop.

Total Returns

For the Period Ended December 31, 2000                         Six Months
--------------------------------------------------------------------------------
Delaware Technology and Innovation Fund -- Class A Shares        -38.25%
--------------------------------------------------------------------------------
Lipper Science and Technology Funds Average (292 funds)          -37.24%

Standard & Poor's 500 Index                                       -8.71%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. An expense limitation was in effect for all classes of Delaware Technology and Innovation Fund during the period. Performance would have been lower if the expense limitation was not in effect. Performance for all Fund classes can be found on page 6. The Lipper Science and Technology Funds Average represents the average returns of science and technology mutual funds tracked by Lipper (Source:
Lipper, Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

Market Outlook -- We believe that technology investors currently stand at the forefront of change, as many of today's technology companies are creating new markets and replacing the current generation of technology. As we look ahead to 2001 and beyond, we are optimistic for continued growth in the technology sector. On the following pages, Jeffrey Hynoski, portfolio manager of Delaware Technology and Innovation Fund, reflects on the events of the past six months and talks more about his outlook.

On a cautionary note, we expect more companies to miss earnings projections in the short term, given the fact that parts of the economy are still decelerating. Just after the close of our reporting period, the Federal Reserve Board began lowering short-term interest rates in an effort to stabilize a U.S. economy that was slowing faster than anticipated. Although we applaud the effort and think it enhances the prospects for economic growth in 2001, we realize that the U.S. economy cannot be turned on a dime. We expect that effects of the rate decreases will become evident in corporate earnings reports later this year.

The performance of U.S. stocks -- and particularly technology stocks -- over the recent six-month period may have prompted you to reflect on your own investment portfolio. The market's recent struggles have taught us once again that the time-tested principles of sound investing remain unchanged. As always, we encourage investors to diversify assets and follow a regular investment plan. We also recommend keeping a long investment time horizon, regardless of short-term outlooks for individual markets.

We thank you for staying the course over the past six months, and for your continued confidence in Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      -------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Jeffrey Hynoski
Portfolio Manager

February 5, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
As we began Delaware Technology and Innovation Fund's fiscal year on July 1, 2000, the technology sector was recovering from two spring market corrections: one in the business-to-consumer area of the Internet, and the other in the alternative telecommunications services industry. This rebound was short-lived, as the technology sector experienced another correction in September, this time led by wireless stocks--specifically, manufacturers of wireless handsets.

Concurrent with that correction, semiconductor stocks declined (general semiconductors, not those designed for communications products). We were aware that semiconductor inventories were running high and that demand had slowed going into the summer. This prompted us to sell many of the Fund's semiconductor holdings in July and August, well ahead of the semiconductor correction. This was a positive move for the Fund, and left us with a more concentrated portfolio that had a heavy focus on wire line telecommunications equipment companies--the only technology group that, up to that point, had not undergone a correction.

In November, wire line telecommunications equipment stocks nose-dived. This caused a major setback for the Fund, which declined 36% for the month ended November 30, 2000. By comparison, our peers in the Lipper Science and Technology Funds class fell an average of almost 26% for November. We were unable to make up the losses in December as the economic backdrop continued to weaken and investor confidence in the technology sector and individual technology companies declined.

Portfolio Highlights
Delaware Technology and Innovation Fund began its fiscal year on July 1, 2000 with 40 holdings. These were stocks of companies that we believed provided excellent investment opportunities in the market. Over the six-month period, the market's corrections and the deteriorating outlook for technology companies in general led us to concentrate the portfolio in companies of the highest quality -- ones that we thought had the most solid outlooks.

As of December 31, 2000 the Fund held 27 stocks, including telecommunications equipment makers, semiconductor manufacturers and suppliers, and a range of software companies.

The best performing stock in the portfolio during our fiscal first half was Applied Micro Circuits Corporation (AMCC), which appreciated 52% for the period. AMCC is a specialty semiconductor company whose end markets are telecommunications companies offering high-speed services. AMCC recently bought MMC Networks in what was the second largest merger ever in the semiconductor industry. We believe AMCC's outlook is exceptionally strong and we expect their future business to remain at record levels.

Sector Allocation
As of December 31, 2000


Telecommunications Equipment           11.55%
Electronic Data Processing Peripherals  5.23%
Diversified Electronics Products        3.39%
Electronic Data Processing              2.06%
Semiconductors                          1.83%
Cash & Other Assets                     1.22%
Electronic Components                  13.90%
Computer Communications                16.82%
Computer Software                      20.62%
Internet Services                      23.38%


Another bright spot in the portfolio was NetIQ, up 46% for the six-month period. This software infrastructure supplier recently forged a partnership with Microsoft to serve as its premier independent software vendor. Under the agreement, NetIQ will provide operations management solutions that will support Microsoft's rollout of future operating systems. Again, we think the earnings outlook here is very strong.

The stock of i2 Technologies also contributed positively to performance. This company is a leader in supply chain management solutions, helping companies manage their vast inventory systems, streamline operations, and reduce costs. As the world's corporate enterprises are increasingly focusing on the efficiencies of their supply chain as a source of cost reduction, we believe software solutions like those supplied by i2 will become invaluable. For this reason, we believe i2's earnings outlook is excellent.

The worst performing stock in the portfolio was JDS Uniphase, a leading fiber optic company. Two factors seemed to work against JDS. One was investor frustration with the delay in the company's pending merger with SDL. The merger was announced in July 2000 and as of December 31st was still awaiting regulatory approval. The other factor that hurt JDS was the correction in the wire line telecommunications equipment sector in the fall. As a major component provider to this sector, JDS' stock was hit by perceptions of a slowdown in the sector. With our long-term focus, we continue to hold JDS given that we perceive it to have an exceptional earnings outlook.

Like JDS, our holdings of PMC-Sierra fell in sympathy with the correction in wire line telecommunications equipment stocks. PMC-Sierra is a specialty semiconductor provider whose revenue is derived largely from semiconductors designed for communications products. PMC's quarterly earnings continue to impress us and the outlook remains strong.

Another holding that performed poorly was BroadVision, a software company dedicated to providing solutions to companies developing an Internet presence. There was a perception in the marketplace that BroadVision was becoming a laggard, rather than a leader, in its industry. That perception caused investors to sell. We do not share that perception and believe the company's earnings outlook is solid.

During the six-month period, Delaware Technology and Innovation Fund remained fully invested even as we made some changes. As we noted earlier, we sold several stocks of general semiconductor companies. These included Xilinx, Micron Technology and Applied Materials, as the earnings outlook for these companies weakened.

We also bought a few stocks that are new to the portfolio. These included TranSwitch, a supplier of high-speed semiconductors used in telecommunications and data communications equipment, BEA Systems, a leading e-business

"LOOKING AHEAD, WE FORESEE A BRAND NEW SET OF LEADERS BEING ESTABLISHED IN THE TECHNOLOGY ARENA."

infrastructure software company, and Research In Motion, a company that has developed a device called the "RIM" that we believe will lead to advancements in wireless communications.

Outlook

Although the economic backdrop may waver over the next six months, we believe that there is a positive trend in place that will continue to support the markets for technology products and services. According to data provided by the U.S. Department of Commerce, yearly corporate spending on technology has increased from 30% to 55% of total capital expenditures in the last decade. In our opinion, spending on technology will continue to rise independent of economic conditions.

In addition, we are encouraged by the short-term interest rate decreases enacted by the Federal Reserve after the close of our fiscal period. We believe that if the Fed cuts interest rates further, the markets will begin to broaden again. If that occurs, we will seek to expand the Fund's holdings, with an emphasis on areas in which we expect to see dramatic prospects for profitability. These areas include cellular phone technology, business-to-business integration via the Internet, and telecommunications infrastructure.

Looking ahead, we foresee a brand new set of leaders being established in the technology arena. As we see it, the universe of technology stocks has long been centered around a handful of established companies (Microsoft, IBM, and Intel, for example) that pioneered many of the technologies being used today. We think that a changing of the guard is taking place. A host of new companies is now providing the innovations that will lead the world beyond those technologies. We are excited about the prospects for this sector, and will strive to position Delaware Technology and Innovation Fund to reap its potential rewards.

Top 10 Holdings
As of December 31, 2000

Company                                               Percentage of Portfolio
--------------------------------------------------------------------------------
 1. Applied Micro Circuits                                      8.1%
--------------------------------------------------------------------------------
 2. Juniper Networks                                            6.5%
--------------------------------------------------------------------------------
 3. NetIQ                                                       6.2%
--------------------------------------------------------------------------------
 4. i2 Technologies                                             6.0%
--------------------------------------------------------------------------------
 5. PMC-Sierra                                                  5.8%
--------------------------------------------------------------------------------
 6. Network Appliance                                           5.2%
--------------------------------------------------------------------------------
 7. Commerce One                                                5.1%
--------------------------------------------------------------------------------
 8. Brocade Communications Systems                              4.3%
--------------------------------------------------------------------------------
 9. Extreme Networks                                            4.2%
--------------------------------------------------------------------------------
10. Ciena                                                       4.2%
--------------------------------------------------------------------------------

FUND BASICS
-----------


Fund Objective
The Fund seeks to provide
long-term capital growth.


Total Fund Net Assets
As of December 31, 2000
$92.33 million


Number of Holdings
As of December 31, 2000
27


Fund Start Date
December 29, 1999


Your Fund Management
Jeffery W. Hynoski joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth equity group, where he specialized in the areas of science, technology and telecommunications. Prior to that, he held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski has been managing the Technology and Innovation Fund since its inception.

Nasdaq Symbols
Class A: DTYAX
Class B: DTYBX
Class C: DTYCX

DELAWARE TECHNOLOGY AND INNOVATION
FUND PERFORMANCE
----------------

Average Annual Total Returns
Through December 31, 2000                 Lifetime    One Year   Six Months
--------------------------------------------------------------------------------
Class A (Est. 12/29/99)
   Excluding Sales Charge                 -29.26%     -29.70%     -38.25%
   Including Sales Charge                 -33.30%     -33.74%     -41.79%
--------------------------------------------------------------------------------
Class B (Est. 12/29/99)
   Excluding Sales Charge                 -29.73%     -30.16%     -38.53%
   Including Sales Charge                 -32.51%     -33.66%     -41.61%
--------------------------------------------------------------------------------
Class C (Est. 12/29/99)
   Excluding Sales Charge                 -29.73%     -30.16%     -38.53%
   Including Sales Charge                 -29.73%     -30.86%     -39.15%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and an annual service and distribution fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Technology and Innovation Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

The average total returns for the lifetime and six-month periods ended December 31, 2000, for Delaware Technology and Innovation Fund's Institutional Class were -29.26% and -38.25%, respectively. The Institutional Class was originally made available without sales charge only to certain eligible institutional accounts on December 29, 1999.

Nasdaq Symbol Institutional Class: DTYIX

Statement of Net Assets

DELAWARE TECHNOLOGY AND INNOVATION FUND
---------------------------------------

                                                        Number of      Market
December 31, 2000 (Unaudited)                           Shares         Value
--------------------------------------------------------------------------------
 Common Stock - 98.78%
 Computer Communications - 16.82%
*Brocade Communications Systems .....................    43,600     $ 4,003,025
*Cisco Systems ......................................    41,200       1,575,900
*Extreme Networks ...................................   100,100       3,916,413
*Juniper Networks ...................................    47,900       6,038,394
                                                                    -----------
                                                                     15,533,732
                                                                    -----------
 Computer Software - 20.62%
*i2 Technologies ....................................   102,140       5,553,863
*NetIQ ..............................................    65,600       5,731,800
*PeopleSoft .........................................    53,700       1,996,968
*Peregrine Systems ..................................   175,200       3,460,200
*Veritas Software ...................................    26,250       2,296,875
                                                                    -----------
                                                                     19,039,706
                                                                    -----------
 Diversified Electronic Products - 3.39%
*JDS Uniphase .......................................    75,020       3,127,395
                                                                    -----------
                                                                      3,127,395
                                                                    -----------
 Electronic Data Processing Peripherals - 5.23%
*Network Appliance ..................................    75,200       4,830,425
                                                                    -----------
                                                                      4,830,425
                                                                    -----------
 Electronic Components - 13.90%
*Applied Micro Circuits .............................    99,400       7,459,659
*PMC-Sierra .........................................    68,400       5,377,950
                                                                    -----------
                                                                     12,837,609
                                                                    -----------
 Electronic Data Processing - 2.06%
*Sun Microsystems ...................................    68,200       1,901,075
                                                                    -----------
                                                                      1,901,075
                                                                    -----------
 Internet Services - 23.38%
*Agile Software .....................................    40,900       2,019,438
*Ariba ..............................................    65,100       3,499,125
*BEA Systems ........................................    53,900       3,628,144
*BroadVision ........................................   160,200       1,892,363
*Commerce One .......................................   186,400       4,718,250
*Openwave Systems ...................................    34,200       1,639,463
*SynQuest ...........................................   119,100         878,363
*VeriSign ...........................................    44,600       3,308,762
                                                                    -----------
                                                                     21,583,908
                                                                    -----------
 Semiconductors - 1.83%
*Transwitch .........................................    43,100       1,686,287
                                                                    -----------
                                                                      1,686,287
                                                                    -----------
 Telecommunications Equipment - 11.55%
*Ciena ..............................................    47,400       3,857,175
*Oni Systems ........................................    39,000       1,542,937
*Research In Motion .................................    44,400       3,552,000
*Sycamore Networks ..................................    45,900       1,709,775
                                                                    -----------
                                                                     10,661,887
                                                                    -----------
 Total Common Stock (cost $119,279,350) .............                91,202,024
                                                                    -----------

                                                        Principal      Market
                                                        Amount         Value
--------------------------------------------------------------------------------
Repurchase Agreements - 0.07%
With BNP Paribas 6.00% 1/2/01
  (dated 12/29/00, collateralized by $6,000
  U.S. Treasury Notes 11.625% due 11/15/02,
  market value $7,039 and $3,000
  U.S. Treasury Notes 11.875% due 11/15/03,
  market value $3,199 and 9,000
  U.S. Treasury Notes 11.625% due 11/15/04,
  market value $11,455) .............................   $21,200     $    21,200
With Chase Manhattan 5.85% 1/2/01
  (dated 12/29/00, collateralized by $20,000
  U.S. Treasury Notes 6.00% due 9/30/02,
  market value $21,585) .............................    21,100          21,100
With J.P. Morgan 5.90% 1/2/01
  (dated 12/29/00, collateralized by $17,000
  U.S. Treasury Bills due 3/29/01,
  market value $17,005 and 2,000
  U.S. Treasury Notes 10.75% due 5/15/03,
  market value $2,116) ..............................    18,700          18,700
                                                                    -----------
Total Repurchase Agreements
  (cost $61,000) ....................................                    61,000
                                                                    -----------
Total Market Value of Securities - 98.85%
  (cost $119,340,350) ...............................                91,263,024
Receivables and Other Assets
  Net of Liabilities - 1.15% ........................                 1,068,620
                                                                    -----------
Net Assets Applicable to 15,481,143
  Shares Outstanding - 100.00% ......................               $92,331,644
                                                                    ===========
Net Asset Value - Delaware Technology and
  Innovation Fund A Class
  ($36,751,995 / 6,140,577 Shares) ..................                     $5.99
                                                                          -----
Net Asset Value - Delaware Technology and
  Innovation Fund B Class
  ($39,801,399 / 6,691,875 Shares) ..................                     $5.95
                                                                          -----
Net Asset Value - Delaware Technology
  and Innovation Fund C Class
  ($12,476,427 / 2,097,773 Shares) ..................                     $5.95
                                                                          -----
Net Asset Value - Delaware Technology
  and Innovation Fund Institutional Class
  ($3,301,823 / 550,918 Shares) .....................                     $5.99
                                                                          -----

-----------------
*Non-income producing security for the period ended December 31, 2000

Delaware Technology and Innovation Fund
--------------------------------------------------------------------------------
Components of Net Assets at December 31, 2000:
Shares of beneficial interest (unlimited
 authorization - no par)                                           $160,499,473
Undistributed net investment loss                                    (1,030,025)
Accumulated net realized loss on investments                        (39,060,478)
Net unrealized depreciation of investments                          (28,077,326)
                                                                   ------------
Total Net Assets                                                    $92,331,644
                                                                   ============

Net Asset Value and Offering Price per Share -
 Delaware Technology and Innovation Fund
Net asset value A Class (A)                                               $5.99
Sales charge (5.75% of offering price or 6.18%
 of the amount invested per share) (B)                                     0.37
                                                                          -----
Offering price                                                            $6.36
                                                                          =====
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations
                                                          Delaware Technology
Six Months Ended December 31, 2000 (Unaudited)            and Innovation Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends .............................................  $  3,104
Interest ..............................................   171,700  $    174,804
                                                         --------  ------------
Expenses:
Management fees .......................................   489,096
Distribution expenses .................................   432,341
Dividend disbursing and transfer agent
  fees and expenses ...................................   200,674
Registration fees .....................................    77,143
Reports and statements to shareholders ................    22,082
Accounting and administration expenses ................    18,397
Professional fees .....................................     9,457
Custodian fees ........................................     5,730
Trustees' fees ........................................     1,200
Other .................................................     8,281     1,264,401
                                                                   ------------
Less expenses absorbed or waived ......................                 (53,851)
Less expenses paid indirectly .........................                  (5,721)
                                                                   ------------
Total Expenses ........................................               1,204,829

Net Investment Loss ...................................              (1,030,025)
                                                                   ------------
Net Realized and Unrealized Loss on Investments:
Net realized loss on investments ......................             (22,881,209)
Net change in unrealized appreciation/
  depreciation of investments .........................             (34,513,771)
                                                                   ------------
Net Realized and Unrealized Loss on Investments .......             (57,394,980)
                                                                   ------------
Net Decrease in Net Assets Resulting from Operations ..            $(58,425,005)
                                                                   ============

                             See accompanying notes

Statements of Changes in Net Assets


                                                          Delaware Technology
                                                          and Innovation Fund
--------------------------------------------------------------------------------
                                                      Six Months      12/29/99*
                                                        Ended            to
                                                       12/31/00        6/30/00
                                                     (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment loss ..............................  $(1,030,025)      $(460,388)
Net realized loss on investments .................  (22,881,209)    (16,179,269)
Net change in unrealized appreciation/
  depreciation of investments ....................  (34,513,771)      6,436,445
                                                    ---------------------------
Net decrease in net assets resulting
  from operations ................................  (58,425,005)    (10,203,212)
                                                    ---------------------------

Capital Share Transactions:
Proceeds from shares sold:
  A Class ........................................   24,379,203      63,789,133
  B Class ........................................   22,919,225      52,965,132
  C Class ........................................    6,762,625      22,630,711
  Institutional Class ............................   12,839,381      15,512,297
                                                    ---------------------------
                                                     66,900,434     154,897,273
                                                    ---------------------------
Cost of shares repurchased:
  A Class ........................................  (15,247,386)     (8,426,610)
  B Class ........................................   (5,060,364)     (1,670,237)
  C Class ........................................   (4,568,221)     (2,059,216)
  Institutional Class ............................  (11,338,996)    (12,466,816)
                                                    ---------------------------
                                                    (36,214,967)    (24,622,879)
                                                    ---------------------------
Increase in net assets derived from capital
  share transactions .............................   30,685,467     130,274,394
                                                    ---------------------------
Net Increase (Decrease) in Net Assets ............  (27,739,538)    120,071,182

Net Assets:
Beginning of period ..............................  120,071,182              --
                                                    ---------------------------
End of period ....................................  $92,331,644    $120,071,182
                                                    ===========================
-----------------
*Date of commencement of operations.


                             See accompanying notes

Financial Highlights

                                                                                 Delaware Technology        Delaware Technology
Selected data for each share of the Fund outstanding                             and Innovation Fund        and Innovation Fund
throughout each period were as follows:                                               A Class                     B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Six Months(4) 12/29/99(1)   Six Months(4)   12/29/99(1)
                                                                                Ended         to           Ended            to
                                                                              12/31/00     6/30/00        12/31/00       6/30/00
                                                                             (Unaudited)                 (Unaudited)
Net asset value, beginning of period .....................................     $9.700        $8.500         $9.670        $8.500

Income (loss) from investment operations:
 Net investment loss(2) ..................................................     (0.054)       (0.049)        (0.089)       (0.082)
 Net realized and unrealized gain (loss) on investments ..................     (3.656)        1.249         (3.631)        1.252
                                                                              --------------------------------------------------
 Total from investment operations ........................................     (3.710)        1.200         (3.720)        1.170
                                                                              --------------------------------------------------

Net asset value, end of period ...........................................     $5.990        $9.700         $5.950        $9.670
                                                                              ==================================================

Total return(3) ..........................................................    (38.25%)       14.12%        (38.53%)       13.88%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .................................    $36,752       $50,548        $39,801       $47,257
 Ratio of expenses to average net assets .................................      1.45%         1.45%          2.20%         2.20%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ........................      1.54%         1.78%          2.29%         2.53%
 Ratio of net investment income (loss) to average net assets .............     (1.16%)       (1.04%)        (1.91%)       (1.79%)
 Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly ...............     (1.25%)       (1.37%)        (2.00%)       (2.12%)
 Portfolio turnover ......................................................        52%          177%            52%          177%

-----------------
(1) Date of commencement of operations.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

                                                                                 Delaware Technology        Delaware Technology
Selected data for each share of the Fund outstanding                             and Innovation Fund        and Innovation Fund
throughout each period were as follows:                                               C Class               Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Six Months(4) 12/29/99(1)   Six Months(4)   12/29/99(1)
                                                                                Ended         to           Ended            to
                                                                              12/31/00     6/30/00        12/31/00       6/30/00
                                                                             (Unaudited)                 (Unaudited)
Net asset value, beginning of period .....................................     $9.670        $8.500         $9.700        $8.500

Income (loss) from investment operations:
 Net investment loss(2) ..................................................     (0.089)       (0.082)        (0.043)       (0.037)
 Net realized and unrealized gain (loss) on investments ..................     (3.631)        1.252         (3.667)        1.237
                                                                              --------------------------------------------------
 Total from investment operations ........................................     (3.720)        1.170         (3.710)        1.200
                                                                              --------------------------------------------------

Net asset value, end of period ...........................................     $5.950        $9.670         $5.990        $9.700
                                                                              ==================================================

Total return(3) ..........................................................    (38.53%)       13.88%        (38.25%)       14.12%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .................................    $12,476       $18,431         $3,302        $3,836
 Ratio of expenses to average net assets .................................      2.20%         2.20%          1.20%         1.20%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ........................      2.29%         2.53%          1.29%         1.53%
 Ratio of net investment income (loss) to average net assets .............     (1.91%)       (1.79%)        (0.91%)       (0.79%)
 Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly ...............     (2.00%)       (2.12%)        (1.00%)       (1.12%)
 Portfolio turnover ......................................................        52%          177%            52%          177%

-----------------
(1) Date of commencement of operations.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes

Notes to Financial Statements

December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds III (the "Trust") is registered as a Delaware Business Trust and offers five series: the Delaware American Services Fund, the Delaware Large Cap Growth Fund, the Delaware Research Fund, the Delaware Technology and Innovation Fund and the Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Technology and Innovation Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge. The Institutional Class has no sales charge.

The objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and net realized gains from investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,991 for the period ended December 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the period ended December 31, 2000 were approximately $2,730. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commission, distribution fees, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through August 31, 2001.

At December 31, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC for $43,936.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At December 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC for $43,694.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class shares and 1.00% of the average daily net assets of the B and C Class shares. At December 31, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $6,620.

For the period ended December 31, 2000, DDLP earned $302,335 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended December 31, 2000, the Fund made purchases of $91,817,061 and sales of $61,849,505 of investment securities other than U.S. government securities and temporary cash investments.

At December 31, 2000, the cost of investments for federal income tax purposes approximates the cost for book purposes. At December 31, 2000, the cost of investments was $119,340,350. At December 31, 2000, the net unrealized depreciation was $28,077,326 of which $6,998,949 related to unrealized appreciation of investments and $35,075,275 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                                          Six Months  12/29/99*
                                                            Ended        to
                                                          12/31/00    6/30/00
                                                         (Unaudited)
Shares sold:
  A Class ............................................    2,642,666   6,097,125
  B Class ............................................    2,447,379   5,061,880
  C Class ............................................      734,248   2,109,597
  Institutional Class ................................    1,408,255   1,695,831
                                                          ---------  ----------
                                                          7,232,548  14,964,433
                                                          ---------  ----------
Shares repurchased:
  A Class ............................................   (1,715,507)   (883,707)
  B Class ............................................     (641,302)   (176,082)
  C Class ............................................     (541,878)   (204,194)
  Institutional Class ................................   (1,252,798) (1,300,370)
                                                          ---------  ----------
                                                         (4,151,485) (2,564,353)
                                                          ---------  ----------
Net increase .........................................    3,081,063  12,400,080
                                                          =========  ==========

5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding as of December 31, 2000, or at any time during the period.

6. Credit and Market Risk
The Fund concentrates its investments in companies management believes will benefit from technology advances and innovation. As a result, the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political or regulatory occurrence affecting these companies.

The Fund invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

-----------------
* Date of commencement of operations.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Technology and Innovation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Technology and Innovation Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                              Thomas F. Madison                          Investment Manager
                                               President and Chief Executive Officer      Delaware Management Company
Charles E. Haldeman, Jr.                       MLM Partners, Inc.                         Philadelphia, PA
Chairman                                       Minneapolis, MN
Delaware Investments Family of Funds                                                      International Affiliate
Philadelphia, PA                               Janet L. Yeomans                           Delaware International Advisers Ltd.
                                               Vice President and Treasurer               London, England
Walter P. Babich                               3M Corporation
Board Chairman                                 St. Paul, MN                               National Distributor
Citadel Constructors, Inc.                                                                Delaware Distributors, L.P.
King of Prussia, PA                                                                       Philadelphia, PA

David K. Downes                                AFFILIATED OFFICERS                        Shareholder Servicing, Dividend
President and Chief Executive Officer                                                     Disbursing and Transfer Agent
Delaware Investments Family of Funds           William E. Dodge                           Delaware Service Company, Inc.
Philadelphia, PA                               Executive Vice President and               Philadelphia, PA
                                               Chief Investment Officer, Equity
John H. Durham                                 Delaware Investments Family of Funds
Private Investor                               Philadelphia, PA                           2005 Market Street
Horsham, PA                                                                               Philadelphia, PA 19103-7059
                                               Jude T. Driscoll
John A. Fry                                    Executive Vice President and
Executive Vice President                       Head of Fixed Income
University of Pennsylvania                     Delaware Investments Family of Funds
Philadelphia, PA                               Philadelphia, PA

Anthony D. Knerr                               Richard J. Flannery
Consultant, Anthony Knerr & Associates         President and Chief Executive Officer
New York, NY                                   Delaware Distributors, L.P.
                                               Philadelphia, PA
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4236)                                                        Printed in the USA
SA-492 [12/00] BUR 2/01                                                    J6770